MoA All America Fund Investment Strategy - MoA All America Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies.
Strategy Narrative [Text Block]	Under normal circumstances, the issuers of at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in securities of companies that are listed or principally traded on a United States stock exchange. The Fund’s portfolio managers will actively allocate the Fund’s assets between and among companies of any market capitalization, including large, mid or small capitalization companies. The Fund may allocate a greater percentage of its assets to particular issuers or companies of a particular market capitalization or sector based on the portfolio management team’s outlook on the potential for those issuers or that segment of the market to outperform on a relative basis.The Fund expects to combine passively managed assets with actively managed sleeves to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks. In some cases, the Fund’s portfolio management team will combine passively and actively managed sleeves in the same market segment in seeking to build a portfolio that will achieve the Fund’s objective. The Fund’s portfolio management team will invest a portion of the Fund’s assets in a selection of stocks from the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable and cost effective, the weightings of such stocks in the Index with respect to that sleeve of the Fund’s total assets. Depending on the portfolio management team’s investment outlook, the Fund may also then take active positions in small, mid and large capitalization companies, including those in the S&P 500.